 Exhibit 99.1

NEWS RELEASE

NOVAGOLD Welcomes Peter Adamek as

New Chief Financial Officer

June 20, 2024 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) is pleased to announce the appointment of Peter Adamek as Vice President and Chief Financial Officer (CFO) of the Company effective July 15, 2024. The appointment of Mr. Adamek comes following the retirement of NOVAGOLD’s long-serving CFO, David Ottewell, capping off a successful career in the mining sector. Mr. Ottewell will stay on until July 15, 2024 to ensure a seamless transition.

“On behalf of NOVAGOLD, I wish to extend my sincere gratitude to David for his loyalty to the Company over the last 12 years,” said Greg Lang, President and Chief Executive Officer. “David has been instrumental in developing our finance strategy, building our finance team, and maintaining a strong balance sheet during his tenure — positioning the Company to continue to advance Donlin Gold up the value chain, while generating significant value for our stakeholders. David has been a valuable team member and a dear colleague over the years, and I thank him for his skillful leadership and remarkable contribution to our work. We wish him well in his retirement.”

Peter Adamek is a highly experienced financial executive with over 20 years of expertise in corporate finance, capital markets, financial reporting, tax, and information technology in the mining sector. Prior to joining NOVAGOLD, he served in progressively senior management roles at Hudbay Minerals Inc. (“Hudbay”), including CFO for the Arizona Business Unit, before being appointed Vice President, Finance of Hudbay in 2019. Prior to joining Hudbay in 2010, Peter worked in equity research at RBC Capital Markets Global Mining division from 2008 to 2010, and before that at KPMG’s Toronto Audit practice, with a focus on global mining and manufacturing sectors. He holds a Bachelor of Applied Science in Electrical Engineering from the University of Toronto, is a Canadian Chartered Professional Accountant (CPA, CA), and holds CFA and P.Eng. designations.

“I am pleased to welcome Peter Adamek to the NOVAGOLD team,” said Greg Lang, President and Chief Executive Officer. “Peter brings a wealth of corporate and operations experience that will be key for the Company and the next stage of development at the Donlin Gold project. We are delighted to have a seasoned executive with his talent join NOVAGOLD as CFO and I look forward to our collaboration.”

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of its 50%-owned Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the Measured and Indicated Mineral Resource categories, inclusive of Proven and Probable Mineral Reserves (541 million tonnes at an average grade of approximately 2.24 grams per tonne, in the Measured and Indicated Resource categories on a 100% basis)1, the Donlin Gold project is regarded

1 Donlin Gold data as per the report entitled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “S-K 1300 Report”), dated November 30, 2021. Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 4 Mt of Measured Resources and approximately 267 Mt of Indicated Resources inclusive of Reserves is attributable to NOVAGOLD through its 50% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 35 Mt of Indicated Resources exclusive of Mineral Reserves is attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each

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to be one of the largest, highest-grade and most prospective known open-pit gold deposits in the world. According to the 2021 Technical Report and the S-K 1300 Report (both as defined in the footnote), once in production, the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis. The Donlin Gold project has substantial exploration potential beyond the designed footprint of the open pit which currently covers three kilometers of an approximately eight-kilometer-long gold-bearing trend. Current activities at the Donlin Gold project are focused on state permitting, engineering studies, community outreach, and workforce development in preparation for the eventual construction and operation of this project. With a strong balance sheet, NOVAGOLD is well-positioned to fund its share of permitting and advancement efforts at the Donlin Gold project.

NOVAGOLD Contact:

Mélanie Hennessey

Vice President, Corporate Communications

604-669-6227 or 1-866-669-6227

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding our goals and the potential development and construction of the Donlin Gold project; perceived merit of properties; mineral reserve and mineral resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; whether the Company will continue to advance the Donlin Gold project up the value chain and generate value for our stakeholders; the success of the strategic mine plan for the Donlin Gold project; the success of the Donlin Gold community relations plan; the outcome of exploration drilling at the Donlin Gold project and the timing thereof. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick Gold Corporation and NOVAGOLD for the continued exploration, the need for additional capital if NOVAGOLD determined to proceed with an updated feasibility study on its own; development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC's website at www.sec.gov, or SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

on a 100% basis, of which approximately 4 Mt of Proven Reserves and approximately 249 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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